UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2010

Kellogg Company

(Exact name of registrant as specified in its charter)

Delaware	1-4171	38-0710690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kellogg Square

Battle Creek, Michigan 49016-3599

(Address of principal executive offices, including zip code)

(269) 961-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On October 21, 2010, Kellogg Company issued a press release regarding its preliminary financial results for the period ended October 2, 2010, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1        Press Release dated October 21, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY

October 21, 2010	/s/ Ronald L. Dissinger
	Name:	Ronald L. Dissinger
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated October 21, 2010